Exhibit 99

News Release

Release Date: January 26, 2012	Contact: Peter J. Rogers, Jr.
Executive Vice President, Investor Relations
443-285-8059

MICROS REPORTS FISCAL 2012 SECOND QUARTER RESULTS

RECORD SECOND QUARTER REVENUE, NET INCOME AND EPS

RESULTS EXCEED EXPECTATIONS

Columbia, MD - January 26, 2012— MICROS Systems, Inc. (Nasdaq:MCRS), a leading supplier of information systems to the hospitality and retail industries, today announced the results for its fiscal 2012 second quarter ended December 31, 2011.

FINANCIAL HIGHLIGHTS

•	Revenue for the quarter was $270.4 million, an increase of $23.3 million, or 9.4%, versus the same period last year.
•	Revenue for the six-month period was $527.0 million, an increase of $46.4 million, or 9.7% over the same period last year.
•	GAAP net income for the quarter was $38.3 million, an increase of $6.0 million, or 18.4%, over the same period last year.
•	GAAP net income for the six-month period was $75.5 million, an increase of $11.6 million, or 18.1%, over the same period last year.
•	GAAP diluted earnings per share (EPS) for the quarter was $0.47 per share, an increase of $0.08, or 20.5%, over the same period last year.
•	GAAP diluted EPS for the six-month period was $0.92, an increase of $0.14, or 17.9%, over the same period last year.
•	Non-GAAP financial results, excluding the effect of charges for stock options, an impairment charge for auction rate securities and a charge for a lawsuit, are as follows:
-	Non-GAAP net income for the quarter was $42.1 million, an increase of $5.2 million, or 14.0%, over the year ago period.
-	Non-GAAP net income for the six-month period was $81.4 million, an increase of $11.1 million, or 15.8%, over the year ago period.
-	Non-GAAP diluted EPS for the quarter was $0.51, an increase of $0.06, or 13.3%, over the year ago period.
-	Non-GAAP diluted EPS for the six-month period was $0.99, an increase of $0.14, or 16.5%, over the year ago period.

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MICROS’s revenue, net income and EPS results were Company records for a second fiscal quarter and exceeded consensus expectations.

Tom Giannopoulos, MICROS’s Chairman and CEO, stated, “We are extremely pleased with our record results for the quarter and first half of our fiscal year. We continue to execute well despite the uncertain business conditions around the world. “

MICROS’s stock is traded through NASDAQ under the symbol MCRS. Some of the statements contained herein not based on historic facts are forward-looking statements that involve risks and uncertainties MICROS is subject to, among others, the following uncertainties and risks: product demand and market acceptance; impact of competitive products and pricing on margins; product development delays and technological difficulties; controlling expenses as MICROS continues to expand; the ability to obtain on acceptable terms the right to incorporate in MICROS’s products and services technology patented by others; the risk that there are actual or perceived security vulnerabilities in MICROS’s products; adverse results in legal disputes resulting in liabilities that exceed reserves; unanticipated tax liabilities; the effects of terrorist activity and armed conflict; the effects of major environmental disasters; weakening in general economic conditions that adversely affect demand for computer hardware or software; and currency fluctuations.

All information in this release is as of January 26, 2012. MICROS undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MICROS’s expectations.

For further information regarding risks and uncertainties associated with MICROS’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business and Investment Risks” sections of MICROS’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting MICROS’s investor relations department at 443-285-8059 or at MICROS’s website at http://www.micros.com.

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News
Release Date: January 26, 2012	Contact:	Peter J. Rogers, Jr
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Revenue:
Hardware	$57,427	$47,841	$105,837	$92,107
Software	34,552	33,079	67,824	60,968
Service	178,424	166,197	353,300	327,456
Total revenue	270,403	247,117	526,961	480,531

Cost of sales:
Hardware	36,637	31,353	66,800	61,308
Software	4,294	4,921	9,153	10,747
Service	77,103	73,446	154,186	144,624
Stock option expense	48	27	85	62
Total cost of sales	118,082	109,747	230,224	216,741

Gross margin	152,321	137,370	296,737	263,790

Selling, general and administrative expenses	76,549	68,351	149,301	130,542
Research and development expenses	12,174	10,806	23,200	21,467
Depreciation and amortization	3,624	4,243	7,860	8,362
Litigation reserve	0	3,000	0	3,000
Stock option expense	5,729	4,289	8,696	6,899
Total operating expenses	98,076	90,689	189,057	170,270

Income from operations	54,245	46,681	107,680	93,520
Non-operating income (expense):
Interest income, net	1,765	1,397	3,579	2,453
Interest expense - litigation reserve	—	(360)	—	(360)
Change in credit based impairment, net of realized gain on redemption	—	(73)	—	19
Other non-operating (expense) income, net	(350)	505	198	(395)
Total non-operating income, net	1,415	1,469	3,777	1,717

Income before taxes	55,660	48,150	111,457	95,237
Income tax provision	17,477	15,649	35,891	31,042
Net income	38,183	32,501	75,566	64,195
Less: Net loss (income) attributable to noncontrolling interest	102	(173)	(49)	(251)

Net Income attributable to MICROS Systems, Inc. (GAAP)	$38,285	$32,328	$75,517	$63,944

Net Income per diluted common share attributable to MICROS Systems, Inc.	$0.47	$0.39	$0.92	$0.78
Weighted-average number of shares outstanding - diluted	81,971	82,717	82,190	82,390

Reconciliation of GAAP Net Income and EPS attributable to MICROS Systems, Inc. to Non-GAAP Net Income and EPS attributable to MICROS Systems, Inc.
Net Income attributable to MICROS Systems, Inc.	$38,285	$32,328	$75,517	$63,944
Add back:
Stock option expense
Selling, general and administrative expenses	5,424	4,164	8,082	6,648
Research and development expenses	305	125	614	251
Cost of sales	48	27	85	62
	5,777	4,316	8,781	6,961
Litigation reserve, including accrued interest expense	—	3,360	—	3,360
Credit based impairment charge, net of realized gain on redemption	—	73	—	(19)
Total add back	5,777	7,749	8,781	10,302

Subtract tax effect on:
Stock option expense	1,959	1,866	2,902	2,655
Litigation reserve, including accrued interest expense	—	1,280	—	1,280
Non-GAAP Net Income attributable to MICROS Systems, Inc.	$42,103	$36,931	$81,396	$70,311

Non-GAAP Net Income per Diluted Common Share attributable to MICROS Systems, Inc.	$0.51	$0.45	$0.99	$0.85

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We believe the inclusion of the above non-GAAP measure will be useful to investors because it will enhance the comparability of our current period results to prior periods' results without comparable charges. We also believe inclusion of this measure will enhance comparability of our results to results of our competitors and to the analysts’ forecasts because the analysts typically forecast excluding the effect of share-based payment charge and above one time charges, the non-GAAP measure. In addition, our management uses this measure to evaluate our operating performance and compare our results to our competitors. Management also uses this measure as a metric to measure performance under our executive compensation program.

The Company notes that non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. Instead, they are based on subjective determinations by management designed to supplement our GAAP financial measures.  They are subject to a number of important limitations and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP.  Among the limitations on the use of the non-GAAP measure are the following:

-	The exclusion of non-GAAP items can have a significant impact on reported GAAP net income and diluted net income per share.
-	Other companies may calculate non-GAAP net income and non-GAAP net income per share differently than MICROS does, limiting the usefulness of those measures for comparative purposes.

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News
Release Date: January 26, 2012	Contact:	Peter J. Rogers, Jr
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited - in thousands)

	December 31, 2011	June 30, 2011
ASSETS
Current assets:
Cash and cash equivalents and short-term investments	$739,505	$780,265
Accounts receivable, net	179,008	181,833
Inventory, net	37,293	38,119
Deferred income taxes	19,045	21,036
Prepaid expenses and other current assets	46,553	30,454
Total current assets	1,021,404	1,051,707

Long-term investments	45,525	46,226
Property, plant and equipment, net	29,247	28,145
Deferred income taxes, non-current	24,007	20,798
Goodwill	236,563	242,319
Intangible assets, net	16,311	19,293
Purchased and internally developed software costs, net	18,505	18,710
Other assets	5,868	5,820
Total Assets	$1,397,430	$1,433,018

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$50,060	$54,851
Accrued expenses and other current liabilities	142,070	148,901
Income taxes payable	5,631	7,705
Deferred revenue	137,569	143,238
Total current liabilities	335,330	354,695

Income taxes payable, non-current	36,149	32,309
Deferred income taxes, non-current	7,120	8,261
Other non-current liabilities	14,594	14,502
Total liabilities	393,193	409,767

Commitments and contingencies

Equity:
MICROS Systems, Inc. shareholders’ equity:
Common stock	1,998	2,020
Capital in excess of par	97,351	132,529
Retained earnings	909,356	833,839
Accumulated other comprehensive income	(10,510)	48,323
Total MICROS Systems, Inc. shareholders’ equity	998,195	1,016,711
Noncontrolling interest	6,042	6,540
Total Equity	1,004,237	1,023,251

Total Liabilities and Equity	$1,397,430	$1,433,018

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